Supplement to MainSail Prospectus
                      Supplement dated April 29, 2011
             to Prospectus dated May 1, 1998 as supplemented

The disclosure set forth below replaces the information under the heading "Available Funds Annual Expenses" found in the prospectus and any prior supplements.


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                    ANNUAL PORTFOLIO OPERATING EXPENSES
                  (as a percentage of average net assets)
===============================================================================

The Portfolio Operating Expenses Table shows the annual operating expenses separately for each portfolio (also referred to as the fund) for the fiscal year ended December 31, 2010. The table below shows the Total Annual Portfolio Operating Expenses and for those portfolios where a contractual agreement to waive or reimburse all or a portion of the portfolio expenses exists, the Net Total Annual Portfolio Operating Expenses are shown as well. Please see the individual portfolio prospectuses for more detailed information about portfolio expenses.

We have agreements with each of the fund managers that describe the administrative practices and responsibilities of the parties. To the extent it performs services for the fund, Symetra Life may receive an asset based administrative fee from the fund's advisor or distributor. These fees may be up to 0.30% per year and may depend on the amount we have invested in the portfolios. In addition, the funds may make payments to Symetra Life or its affiliates pursuant to a distribution and/or servicing plan adopted by the fund pursuant to Rule 12b-1 under the Investment Company Act of 1940. Such distribution or "12b-1" fees are disclosed in the table below.


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								 Other 				        Net Total
								 Expenses				Annual
								 including    Total       Contractual   Portfolio
							         Acquired     Annual      Expense	Operating
PORTFOLIO EXPENSES		   Management  Distribution      Fund         Portfolio   Waiver or	Expenses (After
(as a percentage of 		      Fees     Service (12b-1)   Expenses     Operating   Other		any acquired
average net assets)			       Fees	                      Expenses 	  Reimburse-	fund fees or
											  ment		reimbursement
													and waiver
	    	    	        									agreements)
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American Century VP 		0.90%		None		0.02%		0.92%	    None	0.92%
Balanced Fund
American Century VP 		1.40%		None		0.01%		1.41%	    None	1.41%
International Fund

Federated Capital 		0.75%		None		1.15%		1.90%	   -0.56%(1)	1.34%
Income Fund II
Federated High Income Bond 	0.60%		None		0.43%		1.03%	   -0.18%(2)	0.85%
Fund II - Primary Shares

Fidelity VIP Money Market 	0.18%		0.25%		0.08%		0.51%	   -0.08%	0.43%(3)
Portfolio - Service Class 2

ING Global Resources 		0.64%		0.25%		0.01%		0.90%	    None	0.90%
Portfolio - Class S
ING JPMorgan Emerging Markets
Equity Portfolio - Class I 	1.25%		None		0.01%		1.26%	    None	1.26%

Pioneer Bond VCT Portfolio - 	0.50%		None		0.24%		0.74%	    -0.12%	0.62%(4)
Class I Shares
Pioneer Fund VCT Portfolio - 	0.65%		None		0.07%		0.72%	    None	0.72%
Class I Shares
Pioneer Growth Opportunities  	0.74%		None		0.14%		0.88%	  -0.02%(5)(6)	0.86%
VCT Portfolio - Class I
Shares
Pioneer Mid Cap Value VCT 	0.65%		None		0.09%		0.74%	    None	0.74%
Portfolio - Class I Shares

Wanger USA 			0.86%		None		0.12%		0.98%	   -0.01%(7)	0.97%
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The above portfolio expenses were provided by the portfolios.  We have not independently verified the accuracy of the information.
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(1)	The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the
	total annual fund operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund (after the
	voluntary waivers and reimbursements) will not exceed 1.13% (the "Fee Limit) through the later of (the
	"Termination Date"): (a) April 30, 2012; or (b) the date of the Fund's next effective Prospectus.  While
	the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior
	to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the
	Termination Date with the agreement of the Fund's Board of Trustees.

(2) 	The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that
	the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, if any) paid by the Fund's
	Primary Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.85% (the "Fee Limit"
	through the later of (the "Termination Dale"): (a) April 30. 2012: or (b) the date of the Fund's next effective
	Prospectus.  While the Adviser and its affiliates currently do not anticipate terminating or increasing these
	arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased
	prior to the Termination Date with the agreement of the Fund's Board of Trustees.

(3) 	FMR or its affiliates agreed to waive certain fees during the period.

(4) 	The portfolio's investment adviser has contractually agreed to limit ordinary operating expenses to the extent
	required to reduce expenses to 0.62% of the average daily net assets attributable to Class I shares.  This expense
	limitation is in effect through May 1, 2012.  There can be no assurance that the adviser will extend the expense
	limitation beyond such time.  While in effect, the arrangement may be terminated only by agreement of the adviser
	and the Board of Trustees.
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(5)	The portfolio's investment adviser has contractually agreed to limit ordinary operating expenses to the extent
	required to reduce expenses to 0.85% of the average daily net assets attributable to Class I shares.  This expense
	limitation is in effect through May 1, 2012.  There can be no assurance that the adviser will extend the expense
	limitation beyond such time.  While in effect, the arrangement may be terminated only by agreement of the adviser
	and the Board of Trustees.

(6) 	Total annual portfolio operating expenses in the table, before and after fee waiver and expense reimbursement, may
	be higher than the corresponding ratios of expenses to average net assets shown in the "Financial Highlights"
	section, which do not include acquired fund fees and expenses.

(7)  	The Advisor has contractually agreed to cap advisory fees at an annual rate equal to 0.85% of the Fund's average
	daily net assets until April 30, 2012.

Explanation of Examples Table

The purpose of the Examples Table shown in your prospectus is to assist you in understanding the various costs and expenses you will bear directly and indirectly.  The Expense Table reflects expenses of the
Separate Account as well as the portfolios.  Changes to the portfolio expenses affect the results of the examples in your prospectus.  Although we have chosen not to update the examples here, they still generally show how expenses and charges affect your Contract Value.

You may request free copies of the Symetra Life Insurance Company financial statements by calling us at
1-800-796-3872 or by visiting our website at www.symetra.com.




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